Exhibit 99.1

1 © 2022 NOVAVAX. All rights reserved. UPDATE ON NOVAVAX INVESTIGATIONAL N anoFlu VACCINE AND COVID - 19 - INFLUENZA COMBINATION VACCINE DEVELOPMENT VIVEK SHINDE, MD APRIL 20, 2022 | NOVAVAX

SAFE HARBOR STATEMENT 2 © 2022 NOVAVAX. All rights reserved. Certain information, particularly information relating to the future of Novavax, its operating plans and prospects, its partnerships, the ongoing development of NVX - CoV 2373 , including Novavax’ plans to initiate a pediatric study in Q 2 2022 , NanoFlu, its COVID - seasonal influenza investigational vaccine candidate, COVID - NanoFlu combination vaccine, including Novavax’ plans to initiate a Phase 2 clinical trial for COVID - NanoFlu combination vaccine, Omicron - specific vaccine, and other Novavax vaccine product candidates, the timing of results from clinical trials, the potential impact of Novavax and NVX - CoV 2373 in addressing vaccine access, controlling the pandemic and protecting populations, including the potential for a booster dose of NVX - CoV 2373 to provide protection against COVID - 19 (including variants), and the efficacy, safety, and intended utilization of NVX - CoV 2373 , the scope, timing, and outcome of future regulatory filings and actions, including Novavax' plans to supplement global regulatory filings with the pediatric data and pediatric investigations plans agreed to by regulatory authorities, the global market opportunities for NVX - CoV 2373 , the readiness of our global supply chain and future availability of NVX - CoV 2373 at a global scale and the commercialization and expected delivery of NVX - CoV 2373 , and key upcoming milestones constitute forward - looking statements . Forward - looking statements may generally contain words such as “believe,” “may,” “could,” “will,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “indicate,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume” or variations of such words or other words with similar meanings . Novavax cautions that these forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and may cause actual results to differ materially from the results discussed in the forward - looking statements . These risks and uncertainties include, without limitation, challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification and assay validation, necessary to satisfy applicable regulatory authorities ; difficulty obtaining scarce raw materials and supplies ; resource constraints, including manufacturing capacity, including human capital and manufacturing capacity, on the ability of Novavax to pursue planned regulatory pathways ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities ; and those other risk factors identified in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Novavax' Annual Report on Form 10 - K for the year ended December 31 , 2021 , as filed with the Securities and Exchange Commission, which are available at www . sec . gov and www . novavax . com . Forward - looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance . Current results may not be predictive of future results . You should not place considerable reliance on forward - looking statements which speak only as of the date hereof . The Company does not undertake to update or revise any forward - looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law . Novavax TM (and all associated logos) is a trademark of Novavax, Inc . Matrix - M TM is a trademark of Novavax AB .

OVERVIEW NanoFlu ( qNIV ) Vaccine Program Development COVID - Influenza Combination (CIC) Vaccine Development 3 © 2022 NOVAVAX. All rights reserved.

# NanoFlu* (qNIV) VACCINE DEVELOPMENT

*NanoFlu identifies a recombinant hemagglutinin (HA) protein nanoparticle influenza vaccine candidate produced by Novavax. This investigational candidate was evaluated during a controlled phase 3 trial conducted during the 2019-2020 influenza season.

© 2022 NOVAVAX. All rights reserved.

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Characteristics Addressed VACCINE TYPE EGG - ADAPTIVE CHANGES ANTIGENIC DRIFT IMMUNOSENESCENCE ANTIBODIES T - CELLS Standard Inactivated 1,2,3,4,5 High - dose inactivated 1,3,4,5 x MF - 59 Adjuvanted 4,5,6,7 x x ? Cell - derived inactivated 5,8 ? Recombinant 2,3,4 x x x NanoFlu ( qNIV ) 9,10 [recombinant + adjuvanted] x x x x CHARACTERISTICS OF CURRENTLY LICENSED INFLUENZA VACCINES 5 © 2022 NOVAVAX. All rights reserved. 1. Diaz - Granados 2015; 2. Dunkle , 2017; 3. Zost , 2017; 4. Cowling 2019; 5. Izurieta 2019; 6. Frey 2014; 7. Mannino 2012; 8. Gouma 2020; 9. Shinde 2018; 10. Shinde 2020 NanoFlu ( qNIV ) has been shown to induce BOTH broadly cross - reactive antibodies AND potent polyfunctional CD4+ T - cell responses AND avoids egg - adaptive antigenic changes These are product characteristics only and no head - to - head studies have been done and are not meant to imply clinical efficacy.

6 © 2022 NOVAVAX. All rights reserved.

# PHASE 3: A NON-INFERIORITY IMMUNOGENICITY TRIAL

## AIMS

- Demonstrate immunologic non-inferiority to licensed influenza vaccine (Fluzone Quadrivalent) on 4 homologous strains
- Establish pivotal clinical trial dataset to support filing of BLA via accelerated approval path

## DESIGN

- 2650 adults ≥65 years of age, across 19 US sites
- Randomized to 1:1 to either NanoFlu or Fluzone Quadrivalent
- Stratified by receipt of prior year seasonal influenza vaccine
- Single dose of test vaccine on Day 0

| Day 0 Trial Treatment Injection | | | | | |
|---|---|---|---|---|---|
| **Treatment Group** | Vaccine | HA Dose per Strain, µg (H1N1/H3N2/$B_V$/$B_Y$) | Matrix-M1 Adjuvant Dose, µg | Formulation | **Subjects Per Group** |
| **A** | NanoFlu (qNIV) | 60, 60, 60, 60 | 75 | Co-form | 1325 |
| **B** | Fluzone Quad [standard dose] | 15, 15, 15, 15 | N/A | N/A | 1325 |
| | | | | **Total Trial Subjects** | 2650 |


THE LANCET
Infectious Diseases

**Primary objectives:**

- Demonstrate non-inferior immunogenicity of NanoFlu vs. Fluzone Quadrivalent:
  - Day 0 and 28 egg-propagated virus HAI titers against the 4 homologous strains
- Describe the safety profile of both vaccines

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Shinde et al. Lancet Infectious Dis. 2021. DOI:10.1016/S1473-3099(21)00192-4

Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée)

© 2022 NOVAVAX. All rights reserved.

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• Primary immunogenicity endpoint met on all homologous strains assessed with egg - adapted HAI antibody responses • GMT ratio and seroconversion difference success criteria met for non - inferiority • NanoFlu : 24 — 66% higher wild - type HAI antibody responses vs Fluzone quadrivalent against 4 homologous strains • NanoFlu : 34 — 46% higher wild - type HAI antibody responses vs Fluzone quadrivalent against 6 A/H3N2 drift strains • Wild - type microneutralization antibody responses confirmed wild - type HAI antibody responses PHASE 3 SUMMARY: PRIMARY ENDPOINT MET Shinde et al. Lancet ID. 2021. DOI: 10.1016/S1473 - 3099(21)00192 - 4 © 2022 NOVAVAX. All rights reserved. 8

# PHASE 3 CMI: POTENT INDUCTION OF POLYFUNCTIONAL CD4+ T CELL RESPONSES

## RCD plot of Day 0 and 7 counts of double cytokine+ effector CD4+ T cells against A/Kansas (H3N2)


Group-Timepoint
Fluzone SD-Day 0
Fluzone SD-Day 7
qNIV-Day 0
qNIV-Day 7
Cumulative Proportion
100
90
80
70
60
50
40
30
20
10
0
>=35(LLOQ)
>=100
>=200
>=400
>=800
>=1600
>=3200
>=6400
>=12800
>=25600
Counts per 1 Million CD4 T Cells

- qNIV **right shifted** distribution
- Virtually all qNIV participants became "**CMI responders**," including those with low baseline
- Similar pattern of CMI responses seen for triple and quadruple cytokine+ responses, and against B/Maryland (B-Vic)

Shinde et al. Lancet ID. 2021. DOI: 10.1016/S1473-3099(21)00192-4

© 2022 NOVAVAX. All rights reserved.

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Day 7, 28, 364 geometric mean fold rise (GMFRs) relative to Day 0, of double cytokine+ effector CD4+ T cells against A/Kansas (H3N2), B/ Marylan (B - Vic), A/Cambodia (drifted H3N2), or A/Wisconsin (drifted H1N1) 10 © 2022 NOVAVAX. All rights reserved. PHASE 3 CMI: KINETICS OF EFFECTOR CD4+ T CELL RESPONSES OVER 1 YEAR GMFR 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad NanoFlu Fluzone Quad Day 7 Day 28 Day 364 Day 7 Day 28 Day 364 Day 7 Day 28 Day 364 Day 7 Day 28 Day 364 A/Kansas (H3N2) B/Maryland (B-Vic) A/Cambodia (Drifted H3N2) A/Wisconsin (Drifted H1N1) qNIV induced higher fold - rises of CD4+ T cells as compared to Fluzone against homologous and drifted strains and these responses remained elevated at 1 year Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée )

# PHASE 3: SUMMARY AND CONCLUSIONS

**Primary endpoint met:**

- **Demonstrated immunologic non-inferiority** to Fluzone Quad (egg-adapted HAI antibody responses)

**Statistically significant higher wild-type HAI antibody responses compared to Fluzone Quadrivalent:**

- 24—66% improved Day 28 GMTs against **homologous strains**
- 34—46% improved Day 28 GMTs against multiple **drifted A/H3N2 strains**

**Wild-type neutralizing antibody responses corroborated wild-type HAI antibody responses, including against drift strains**

**Potent induction of polyfunctional CD4+ T-cell responses, with persistence one year later**

- Virtually all NanoFlu subjects became "CMI responders", including, notably, those with low baseline CMI

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Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée)

© 2022 NOVAVAX. All rights reserved.

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COVID - INFLUENZA COMBINATION (CIC) VACCINE DEVELOPMENT 12 © 2022 NOVAVAX. All rights reserved.

RATIONALE FOR A COVID - INFLUENZA COMBINATION VACCINE RECURRENT BOOSTERS OF A SARS - COV - 2 VACCINE MAY BE NEEDED IN FUTURE Ongoing potential for emergence of variants escaping natural/vaccine immunity Continued SARS - CoV - 2 circulation , potentially in a seasonally recurrent pattern Waning of neutralizing antibody responses in the 4 to 12 months following vaccination or infection THERE IS AN ONGOING NEED FOR ANNUAL SEASONAL INFLUENZA VACCINATION Despite little influenza transmission during the COVID - 19 pandemic in 2020 and 2021, influenza transmission likely to rebound in 2022 and beyond with reopening of society Continued urgent public health need to develop more effective seasonal influenza vaccines © 2022 NOVAVAX. All rights reserved. 13 ADDRESS TWO MAJOR PUBLIC HEALTH PROBLEMS WITH ONE POTENTIAL VACCINE SOLUTION Development of combination vaccine anticipates future need to annually immunize against both SARS - CoV - 2 and influenza virus in advance of the winter transmission season

The study will evaluate dose ranges for both Spike and Hemagglutinin antigens, using a Design of experiments (DoE) approach with 14 treatments groups Key antibody and cell - mediated immunity responses will be used to select one or more doses to advance into further development Participants are administered the reference formulation of a single vaccine, at the dose level evaluated in previous Phase III trials A NOVEL DOSE FINDING STUDY DESIGN USING A DESIGN OF EXPERIMENTS (DoE) APPROACH Phase I/II Study © 2022 NOVAVAX. All rights reserved. 14

# NOVEL DOSE FINDING STUDY DESIGN USING A DESIGN OF EXPERIMENTS (DOE) APPROACH

## Phase I/II Study

## OBJECTIVES

- Assess **safety and reactogenicity** of various COVID-19 Influenza combination (CIC) vaccine formulations
- Assess **immunogenicity** of various CIC formulations
- Optimize HA and rS **dose selection** for combo vaccine

## DESIGN

- **640** adults aged **50 – 70 years**, **seropositive** by infection or vaccination ≥ 8 week prior
- **2 doses** of various CIC formulations, **56 days apart**
  - **rS dose range** 2.5-22.5 µg/dose
  - **HA dose range** 5-60 µg/strain/dose
  - **Matrix-M adjuvant dose**: 50 µg/dose
- Safety and reactogenicity: through Day **70** and 182
- Immunogenicity (Anti-S IgG and HAI): Day **0, 28**, 56, 70
- Cell mediated immune (CMI) responses: Day 0, 7, 63

| Study Design | | | | | | | |
|---|---|---|---|---|---|---|---|
| Vaccine Group | N | Day 0 | | | Day 56 (± 4 days) | | |
| | | HA Dose per Strain, µg | rS, µg | Matrix-M, µg | HA Dose per Strain, µg | rS, µg | Matrix-M, µg |
| ICC vaccine formulations | | | | | | | |
| A | 40 | 60 | 22.5 | 50 | 60 | 22.5 | 50 |
| B | 40 | 10 | 7.5 | 50 | 10 | 7.5 | 50 |
| C | 40 | 60 | 22.5 | 50 | 60 | 22.5 | 50 |
| D | 40 | 10 | 7.5 | 50 | 10 | 7.5 | 50 |
| E | 40 | 10 | 22.5 | 50 | 10 | 22.5 | 50 |
| F | 40 | 35 | 7.5 | 50 | 35 | 7.5 | 50 |
| G | 40 | 5 | 22.5 | 50 | 5 | 22.5 | 50 |
| H | 40 | 60 | 2.5 | 50 | 60 | 2.5 | 50 |
| I | 40 | 5 | 7.5 | 50 | 5 | 7.5 | 50 |
| J | 40 | 5 | 2.5 | 50 | 5 | 2.5 | 50 |
| K | 40 | 35 | 22.5 | 50 | 35 | 22.5 | 50 |
| L | 40 | 35 | 2.5 | 50 | 35 | 2.5 | 50 |
| M | 40 | 60 | 7.5 | 50 | 60 | 7.5 | 50 |
| N | 40 | 60 | 2.5 | 50 | 60 | 2.5 | 50 |
| qNIV with Matrix-M adjuvant reference formulation | | | | | | | |
| O[1] | 40 | 60 | 0 | 75 | 0 | 5 | 50 |
| SARS-CoV-2 rS with Matrix-M adjuvant reference | | | | | | | |
| P | 40 | 0 | 5 | 50 | 0 | 5 | 50 |
| **Total** | **640** | | | | | | |

Note: [1] Participants from treatment Vaccine Group O will receive an additional dose of 5µg SARS-CoV-2 rS with 50µg Matrix-M1 at Day 70; HA = hemagglutinin; rS = recombinant spike protein; qNIV = quadrivalent hemagglutinin nanoparticle influenza vaccine

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15

16 PRELIMINARY RESULTS OF PHASE 1/2 CIC VACCINE TRIAL © 2022 NOVAVAX. All rights reserved.

BASELINE CHARACTERISTICS, REACTOGENICITY AND SAFETY RESULTS 17 © 2022 NOVAVAX. All rights reserved. Treatment groups were comparable at baseline • Median age 59 years • 62% male / 38% female • 100% had received prior primary series EUA COVID - 19 vaccine; median 10.7 weeks prior to Day 0 • ~0.2% had been previously infected with SARS - CoV - 2 CIC formulations were well tolerated with: • Comparable reactogenicity to standalone reference rS (NVX - CoV2373) and HA ( qNIV ) formulations • Most common solicited local AEs were pain and tenderness • Most common solicited systemic AEs were fatigue, headache, malaise, muscle pain; fever was rare • Generally Grade 0, 1 or 2 . Grade 3 rare. No Grade 4. • Solicited local and systemic AEs did not vary substantially by rS dose level • Slightly higher solicited local AEs by increasing HA dose level • Comparable reactogenicity between dose 1 and dose 2 Safety through Day 70: • CIC formulations demonstrated comparable rates of unsolicited AEs to standalone reference rS and HA formulations • Severe unsolicited AEs were rare; and none assessed as related to vaccine • Serious AEs (SAEs) were rare; and none assessed as related to vaccine • No reports of adverse event of special interest (AESIs)

18 © 2022 NOVAVAX. All rights reserved. 1,000 10,000 100,000 Day 0 28 HA 0 μ g (Ref) 1,000 10,000 100,000 Day 0 28 HA 60 μ g 1,000 10,000 100,000 Day 0 28 HA 35 μ g 1,000 10,000 100,000 Day 0 28 HA 10 μ g 1,000 10,000 100,000 Day 0 28 HA 5 μ g rS 22.5 μ g rS 2.5 μ g rS 7.5 μ g rS 5.0 μ g ANTI - S IgG DOSE RESPONSE WITH INCREASING rS DOSE ACROSS ALL LEVELS OF HA DOSE Anti - Spike IgG antibody geometric mean ELISA units (GMEU) by dose and visit Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g IgG GMEU (log 10)

PEAK INFLUENZA HAI ANTIBODY DOSE RESPONSE WITH INTERMEDIATE LEVELS OF HA DOSE Hemagglutination inhibition (HAI) antibody geometric mean titers (GMT) by dose and visit – A/Brisbane H1N1 19 © 2022 NOVAVAX. All rights reserved. 20 200 Day 0 28 HA 60 μ g (Ref) 20 200 Day 0 28 HA 60 μ g 20 200 Day 0 28 HA 35 μ g 20 200 Day 0 28 HA 10 μ g 20 200 Day 0 28 HA 5 μ g rS 22.5 μ g rS 2.5 μ g rS 7.5 μ g rS 0 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 75 μ g HAI GMT (log 10)

PEAK INFLUENZA HAI ANTIBODY DOSE RESPONSE WITH INTERMEDIATE LEVELS OF HA DOSE Hemagglutination inhibition (HAI) antibody geometric mean titers (GMT) by dose and visit – A/Kansas H3N2 20 © 2022 NOVAVAX. All rights reserved. 20 200 Day 0 28 HA 60 μ g (Ref) 20 200 Day 0 28 HA 60 μ g 20 200 Day 0 28 HA 35 μ g 20 200 Day 0 28 HA 10 μ g 20 200 Day 0 28 HA 5 μ g rS 22.5 μ g rS 2.5 μ g rS 7.5 μ g rS 0 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 75 μ g HAI GMT (log 10)

PEAK INFLUENZA HAI ANTIBODY DOSE RESPONSE WITH INCREASING LEVELS OF HA DOSE Hemagglutination inhibition (HAI) antibody geometric mean titers (GMT) by dose and visit – B/Maryland (Vic) 21 © 2022 NOVAVAX. All rights reserved. 20 200 Day 0 28 HA 60 μ g (Ref) 20 200 Day 0 28 HA 60 μ g 20 200 Day 0 28 HA 35 μ g 20 200 Day 0 28 HA 10 μ g 20 200 Day 0 28 HA 5 μ g rS 22.5 μ g rS 2.5 μ g rS 7.5 μ g rS 0 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 75 μ g HAI GMT (log 10)

PEAK INFLUENZA HAI ANTIBODY DOSE RESPONSE WITH INTERMEDIATE LEVELS OF HA DOSE Hemagglutination inhibition (HAI) antibody geometric mean titers (GMT) by dose and visit – B/Phuket (Yam) 22 © 2022 NOVAVAX. All rights reserved. 20 200 Day 0 28 HA 60 μ g (Ref) 20 200 Day 0 28 HA 60 μ g 20 200 Day 0 28 HA 35 μ g 20 200 Day 0 28 HA 10 μ g 20 200 Day 0 28 HA 5 μ g rS 22.5 μ g rS 2.5 μ g rS 7.5 μ g rS 0 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 50 μ g Matrix - M 75 μ g HAI GMT (log 10)

MODELING CAN PREDICT AN OPTIMAL DOSE OF rS AND HA Design of experiments (DoE) response surface modeling methods 23 © 2022 NOVAVAX. All rights reserved. 3 separate multiple regression modeling approaches were employed. Each approach: • Constructed 5 separate second order models ( ie , main rS and HA dose effects, quadratic of rS and HA dose, and interaction terms) • One model each for the Day 28 (post - first dose) antibody response to each strain : SARS - CoV - 2 IgG and each of the 4 homologous flu strain HAI responses • Considered different covariates : age, sex, BMI, baseline IgG or HAI, time since EUA COVID - 19 vaccine, and EUA vaccine brand • Produced an antibody response “surface” for each antibody measure ; imagine a 3 - D shape, could be a hill, a valley, a saddle, etc. • Used different methods for dose optimization , which involved simultaneously varying the rS and HA dose values and observing where that puts us on each of the 5 antibody response surfaces, to find an optimal dose level of rS and HA that maximize antibody responses to each antigen and matches reference standalone vaccine responses (red region) Multiple combinations of HA and rS dose levels that represents an optimal or desirable formulation can be considered for further development Pred Formula log(HAI) Brisbane 1.87 1.94 2.01 2.07 2.14 Response Grid Slider 2.12678 Pred Formula log(HAI) Kansas 1.6 1.7 1.9 2.0 2.2 Response Grid Slider 2.16167 Pred Formula log(HAI) Maryland 1.57 1.64 1.71 1.77 1.84 Response Grid Slider 1.81823 Pred Formula log(HAI) Phuket 1.54 1.61 1.69 1.76 1.84 Response Grid Slider 2.00346

# MODELING CAN PREDICT AN OPTIMAL DOSE OF rS AND HA

## Design of experiments (DoE) response surface modeling for dose optimization

- We used these models to **predict the impact of every permutation of combinations of HA dose and rS dose** on the IgG and HAI response, and then **compared the predicted responses versus reference** standalone HA and rS responses
- As an example, **selected output** is shown below for permutations of combinations of **rS 25μg with HA dose level ranging from 24-34μg** that produce optimal HAI and IgG responses comparable to the reference standalone
- Across a range of sample dose levels shown, responses closely match or exceed reference values for H1N1, H3N2, B-Vic, IgG

| HA dose (μg) | rS dose (μg) | Predicted A/Bris H1N1 | Reference A/Bris H1N1 | Predicted A/Kans H3N2 | Reference A/Kans H3N2 | Predicted B/MD B-Vic | Reference B/MD B-Vic | Predicted B/Phu B-Yam | Reference B/Phu B-Yam | Predicted IgG | Reference IgG |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 24 | 25 | 126.7 | 133.9 | 134.2 | 145.1 | 62.4 | 65.8 | 61.7 | 100.8 | 15,778 | 16,818 |
| 25 | 25 | 127.5 | 133.9 | 136.5 | 145.1 | 62.8 | 65.8 | 62.3 | 100.8 | 15,693 | 16,818 |
| 26 | 25 | 128.3 | 133.9 | 138.7 | 145.1 | 63.2 | 65.8 | 62.8 | 100.8 | 15,606 | 16,818 |
| 27 | 25 | 129.1 | 133.9 | 140.8 | 145.1 | 63.6 | 65.8 | 63.3 | 100.8 | 15,518 | 16,818 |
| 28 | 25 | 129.8 | 133.9 | 142.7 | 145.1 | 64.0 | 65.8 | 63.9 | 100.8 | 15,428 | 16,818 |
| 29 | 25 | 130.6 | 133.9 | 144.6 | 145.1 | 64.4 | 65.8 | 64.4 | 100.8 | 15,337 | 16,818 |
| 30 | 25 | 131.3 | 133.9 | 146.3 | 145.1 | 64.7 | 65.8 | 64.9 | 100.8 | 15,244 | 16,818 |
| 31 | 25 | 132.0 | 133.9 | 147.9 | 145.1 | 65.1 | 65.8 | 65.4 | 100.8 | 15,150 | 16,818 |
| 32 | 25 | 132.7 | 133.9 | 149.3 | 145.1 | 65.4 | 65.8 | 65.9 | 100.8 | 15,055 | 16,818 |
| 33 | 25 | 133.4 | 133.9 | 150.6 | 145.1 | 65.8 | 65.8 | 66.3 | 100.8 | 14,958 | 16,818 |
| 34 | 25 | 134.0 | 133.9 | 151.7 | 145.1 | 66.1 | 65.8 | 66.8 | 100.8 | 14,859 | 16,818 |

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# USING MODELING TO PREDICT AN OPTIMAL DOSE OF rS AND HA

## Design of experiments (DoE) response surface modeling for dose optimization

The **3 different modeling approaches broadly converged** on a similar set of results with regards to optimal dose combinations, increasing the **robustness of the overall interpretation** and conclusions:

- Both rS and HA antigens as a combined formulation **modestly interfere** with each other, **however, interference can be overcome with dose adjustment**
- **Higher rS** dose levels (>20μg) can **overcome the interference of HA** dose, and can **match** (standalone) **reference** rS vaccine responses
- **Intermediate dose levels of HA** (24-40μg per strain) can **overcome the interference of rS** dose, and can **match** (standalone) **reference** HA responses for H3N2, H1N1, B-Vic strains; but modestly lower for B-Yam strain

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© 2022 NOVAVAX. All rights reserved.

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PRELIMINARY FINDINGS AND NEXT STEPS 26 © 2022 NOVAVAX. All rights reserved. • The first study to demonstrate that a COVID - Influenza combination vaccine is feasible, well - tolerated, and immunogenic , and these data warrant continued development • A novel DoE modeling - based approach to dose finding/optimization is a powerful tool that may allow : • Granular resolution of immune responses across a response surface, and • Fine - tuned dose selection • Various CIC formulations may induce antibody responses comparable to the standalone qNIV and COVID - 19 vaccine formulations (for H1N1, H3N2, B - Vic, and rS ) • Higher rS dose needed in CIC than standalone rS • Lower dose of HA needed in CIC than standalone HA • Implies up to 50% reduction in total antigen content in the CIC formulation compared to the sum of standalone rS and HA components – potentially dose sparing

# PRELIMINARY FINDINGS AND NEXT STEPS

- This study evaluated **CIC formulations with 50µg of Matrix-M** adjuvant, which was **lower than the 75µg Matrix-M** previously used in the **standalone** qNIV
  - A higher Matrix-M adjuvant dose of 75µg in CIC might further enhance antibody responses, and lead to further dose sparing. To be evaluated in future trial.

- **Additional immunogenicity data are expected** on microneutralization antibody and CMI responses, as well as 2nd dose and durability of antibody responses

- Data from this study will inform a **planned Phase 2** dose confirmation study which will:
  - Confirm the combination vaccine dose/formulation
  - Assess lower doses of standalone qNIV

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© 2022 NOVAVAX. All rights reserved.
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28 © 2022 NOVAVAX. All rights reserved. THANK YOU CONTRIBUTORS VIVEK SHINDE, WAYNE WOO, SHARON LIU, SUSAN NEAL, JOYCE PLESTED, TIM VINCENT, MINGZHU ZHU, SHANE CLONEY - CLARK, IKSUNG CHO, LOU FRIES, FILIP DUBOVSKY, GREG GLENN

29 © 2022 NOVAVAX. All rights reserved. BACKUPS

The NanoFlu vaccine Hemagglutinin nanoparticle antigen and Matrix - M adjuvant 30 © 2022 NOVAVAX. All rights reserved. Recombinant hemagglutinin (HA) nanoparticles • Produced in a Baculovirus/Sf9 insect cell system • Expressed as recombinant , full - length, wild - type , uncleaved HA0 that assembles into homotrimers • Purified homotrimers form higher order nanoparticle structures of 20 - 40 nm with PS - 80 • Manufactured in a rapid, high - yield, high purity process Potent saponin - based Matrix - M adjuvant • Purified fractions extracted as saponins from the bark of Quillaja saponaria Molina • Formulated with cholesterol and phospholipid, forming cage - like particles • Characterized by mechanisms of action that include: • Enhancement of antigen delivery to draining lymph nodes • Enhancement of activated T cell, B cell, and APC populations in draining lymph nodes • Induction of functional, and broadly cross - reactive antibodies (e.g. influenza) • Enhancement in peak and durability of antibody responses (e.g. RSV, influenza, SARS - CoV - 2) • Induction of polyfunctional T cells , including CD4+ (e.g. Ebola, influenza, SARS - CoV - 2), and CD8+ (e.g. Ebola, SARS - CoV - 2) • Antigen sparing in the context of novel antigens: pandemic influenza, Ebola, and SARS - CoV - 2 antigens

# PHASE 1: NanoFlu (tNIV) INDUCED HIGHER WILD-TYPE HAI ANTIBODY RESPONSES (GMFRs) VS. FLUZONE-HIGH DOSE (IIV3-HD) AGAINST 5 GENERATIONS OF ANTIGENICALLY DRIFTED A(H3N2) STRAINS



Geometric Mean Fold Titer Rise (95% CI)
0
1
2
3
4
5
Ratio of Day 21 GMTs 38% ↑ p=0.0058
Ratio of Day 21 GMTs 28% ↑ p=0.036
Ratio of Day 21 GMTs 54% ↑ p=0.0065
Ratio of Day 21 GMTs 47% ↑ p=0.0056
Ratio of Day 21 GMTs 64% ↑ p=0.0009
2.3
3.4
2.3
2.2
3
2.2
2.5
3.9
2.5
2.1
2.7
1.9
2.2
3.1
1.9
A(H3N2) clades/subclades concurrently circulating in North America
45µg NanoFlu
180µg NanoFlu
IIV3-HD
A/Victoria H3N2
A/Texas H3N2
A/Switzerland H3N2
A/Hong Kong H3N2
A/Singapore H3N2



The NEW ENGLAND JOURNAL of MEDICINE

**Phase 1 design:**
330 US adults aged ≥60 years
Randomized 1:1:1
- tNIV: 15µg each HA (45µg total) + 50µg Matrix-M, or
- tNIV: 60µg each HA (180µg total) + 50µg Matrix-M, or
- Fluzone High Dose: 60µg each HA (180µg total)

**Objectives/endpoints:**
- Day 21 wild-type HAI antibody responses against homologous and drift strains
- Safety profile through 1 year

novavax

Shinde et al. NEJM 2018. DOI: 10.1056/NEJMc1803554

Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée)

© 2022 NOVAVAX. All rights reserved.

31

# PHASE 2: SUMMARY


Clinical
Infectious
Diseases

- Demonstration of an "**adjuvant effect**"
  - Matrix-M adjuvant resulted in significant enhancement of immune responses when compared to unadjuvanted formulation
- **Higher** wild-type HAI antibody responses against **homologous A/H3N2 and drifted A/H3N2 strains** as compared to Fluzone HD
- **Similar** wild-type HAI antibody responses against **homologous and drifted strains** as compared to Flublok
- **Potent** induction of **polyfunctional CD4+ T cell responses**, which were higher than both Fluzone HD and Flublok
- **Well-tolerated**, with acceptable safety profile

**Phase 2 Design:**
1375 adults aged ≥65 years
Randomized to 1 of 7 groups
- NanoFlu: bedside mix
- NanoFlu: co-formulated
- NanoFlu: increased adjuvant dose (75µg Matrix-M)
- NanoFlu: increased B antigen dose
- NanoFlu: antigen only (no Matrix)
- Fluzone HD
- Flublok

**Objectives/endpoints:**
- Primary: demonstrate "adjuvant effect"
- Day 28 wild-type HAI antibody responses against homologous and drift strains
- Safety profile through 1 year
- Exploratory: CD4+ T cell responses

novavax

Shinde et al. Clin Infect Dis. 2020. DOI: 10.1093/cid/ciaa1673

Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée); Flublok (Protein Sciences Corporation)

© 2022 NOVAVAX. All rights reserved.
32

The NanoFlu vaccine Hemagglutinin nanoparticle antigen and Matrix - M adjuvant 34 © 2022 NOVAVAX. All rights reserved. Recombinant hemagglutinin (HA) nanoparticles • Produced in a Baculovirus/Sf9 insect cell system • Expressed as recombinant , full - length, wild - type , uncleaved HA0 that assembles into homotrimers • Purified homotrimers form higher order nanoparticle structures of 20 - 40 nm with PS - 80 • Manufactured in a rapid, high - yield, high purity process Potent saponin - based Matrix - M adjuvant • Purified fractions extracted as saponins from the bark of Quillaja saponaria Molina • Formulated with cholesterol and phospholipid, forming cage - like particles • Characterized by mechanisms of action that include: • Enhancement of antigen delivery to draining lymph nodes • Enhancement of activated T cell, B cell, and APC populations in draining lymph nodes • Induction of functional, and broadly cross - reactive antibodies (e.g. influenza) • Enhancement in peak and durability of antibody responses (e.g. RSV, influenza, SARS - CoV - 2) • Induction of polyfunctional T cells , including CD4+ (e.g. Ebola, influenza, SARS - CoV - 2), and CD8+ (e.g. Ebola, SARS - CoV - 2) • Antigen sparing in the context of novel antigens: pandemic influenza, Ebola, and SARS - CoV - 2 antigens

# PHASE 3 IMMUNOGENICITY: ENHANCED RESPONSES AGAINST HOMOLOGOUS AND DRIFTED A/H3N2 AND B-VICTORIA STRAINS

## Day 28 wild-type HAI vs wildtype Neutralizing antibody (NanoFlu / Fluzone)

| | HAI: Wild-type | | | | Microneutralization: Wild-type | | | |
|---|---|---|---|---|---|---|---|---|
| | NanoFlu | Fluzone Quad | D28 GMT Ratio | | NanoFlu | Fluzone Quad | D28 GMT Ratio | |
| Strain | D28 GMT | D28 GMT | (NanoFlu / Fluzone) | 95% CI | D28 GMT | D28 GMT | (NanoFlu / Fluzone) | 95% CI |
| A/Brisbane/02/2018 (H1N1) pdm09 (Homologous) | 76.6 | 62.7 | 1.24 | ( 1.17, 1.32) | 797.8 | 719.6 | 1.12 | (1.01, 1.25) |
| A/Kansas/14/2017 (H3N2) (Homologous) | 153.6 | 90.7 | 1.66 | ( 1.53, 1.79) | 1244.6 | 694.8 | 1.78 | (1.57, 2.03) |
| B/Maryland/15/2016 (Homologous) | 62.8 | 47.2 | 1.32 | ( 1.26, 1.39) | 500.8 | 325.3 | 1.52 | (1.40, 1.66) |
| B/Phuket/3073/2013 (Homologous) | 118.3 | 78.4 | 1.47 | ( 1.40, 1.55) | 183.6 | 139.2 | 1.38 | (1.26, 1.52) |
| A/California ("Drifted" H3N2; Clade 3C2a1b-131K) | 115.0 | 80.6 | 1.41 | ( 1.33, 1.50) | | | | |
| A/Cardiff ("Drifted" H3N2; Clade 3C2a1b-135N) | 63.9 | 45.4 | 1.34 | ( 1.27, 1.43) | | | | |
| A/Netherlands ("Drifted" H3N2; Clade 3C3a) | 102.3 | 74.7 | 1.38 | ( 1.30, 1.46) | | | | |
| A/So. Aus. ("Drifted" H3N2; Clade 3C2a1b-131K) | 98.1 | 70.4 | 1.36 | ( 1.28, 1.44) | 168.8 | 111.1 | 1.53 | (1.31, 1.79) |
| A/Idaho ("Drifted" H3N2– Clade 3C3a) | 202.5 | 136.8 | 1.46 | (1.37, 1.56) | | | | |
| A/Tokyo ("Drifted" H3N2– Clade 3C2a2) | 78.0 | 54.5 | 1.39 | (1.31, 1.48) | | | | |
| A/Hong Kong ("Drifted" H3N2"-2019) | | | | | 192.6 | 107.2 | 1.61 | (1.35, 1.90) |
| A/Wisconsin ("Drifted" H1N1-2019) | | | | | 78.3 | 70.3 | 1.11 | (0.99, 1.24) |
| B/Washington ("Drifted B-Victoria) | 88.2 | 71.4 | 1.23 | (1.18, 1.28) | 390.9 | 233.6 | 1.67 | (1.50, 1.87) |
| B/Colorado (B/Maryland-like homologous strain) | | | | | 185.7 | 142.9 | 1.37 | (1.21, 1.55) |

novavax

Shinde et al. Lancet ID. 2021. DOI: 10.1016/S1473-3099(21)00192-4

Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée)

© 2022 NOVAVAX. All rights reserved.

35

# COVID-INFLUENZA COMBINATION VACCINE DEVELOPMENT

## KEY MILESTONES

**MAY 2021**
Announced positive preclinical data*

**JUNE 2021**
Announced data from co-administration sub-study**

**SEPTEMBER 2021**
Initiated phase I/II clinical trial of COVID-NanoFlu Combination Vaccine

## Clinical Proof of Concept

- UK Phase III co-administration sub-study completed
- Demonstrated viability of simultaneous COVID-19 and influenza vaccination

## Preclinical Development

- Hemagglutination inhibition (HAI) and ACE2 titers were **comparable between individual and combination vaccines** (hamster and ferrets)
- Maintained **clinical and virologic protection** against experimental challenge with SARS-CoV-2 (hamster model)
- Induced antibodies against SARS-CoV-2 neutralizing epitopes common between USA-WA1 (original strain) and Beta (B.1.351) variant

## Clinical Development

- Phase I/II trial in Australia initiated and fully enrolled
  - Safety, immunogenicity, and dose finding

Source: *Massare et al. 2021; DOI: 10.1101/2021.05.05.442782 ,**Toback et al. 2021; DOI: 10.1101/2021.06.09.21258556

© 2022 NOVAVAX. All rights reserved.
36

PHASE 3 IMMUNOGENICITY: PRIMARY ENDPOINT MET ON ALL HOMOLOGOUS STRAINS Day 28 egg - based or wild - type HAI GMTs and GMT ratios ( NanoFlu / Fluzone ) © 2022 NOVAVAX. All rights reserved. 37 NanoFlu Fluzone Quad D28 GMT Ratio Assay Strain D28 GMT D28 GMT ( NanoFlu / Fluzone ) 95% CI HAI: EGG A/Brisbane/02/2018 (H1N1) pdm09 (Homologous) 49.3 45.0 1.09 ( 1.03, 1.15) A/Kansas/14/2017 (H3N2) (Homologous) 151.5 126.8 1.19 ( 1.11, 1.27) B/Maryland/15/2016 (Vic) (Homologous) 110.7 106.3 1.03 ( 0.99, 1.07) B/Phuket/3073/2013 (Yam) (Homologous) 168.5 133.9 1.23 ( 1.16, 1.29) HAI: WT A/Brisbane/02/2018 (H1N1) pdm09 (Homologous) 76.6 62.7 1.24 ( 1.17, 1.32) A/Kansas/14/2017 (H3N2) (Homologous) 153.6 90.7 1.66 ( 1.53, 1.79) B/Maryland/15/2016 (Vic) (Homologous) 62.8 47.2 1.32 ( 1.26, 1.39) B/Phuket/3073/2013 (Yam) (Homologous) 118.3 78.4 1.47 ( 1.40, 1.55) • GMT ratio success criteria met for non - inferiority • NanoFlu : 3 — 23% increased using egg - based HAI • NanoFlu : 24 — 66% increased using wild - type HAI, a more biologically and clinically relevant measure Success criteria: All 95% CI lower bounds are ≥ 0.67 Shinde et al. Lancet ID. 2021; DOI: 10.1016/S1473 - 3099(21)00192 - 4 Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée )

PHASE 3 CMI: COMPARISON TO ENHANCED INFLUENZA VACCINES IN UNIV OF HK STUDY Day 7 / 0 geometric mean fold rise (GMFRs) of IFN - γ cytokine+ total CD4+ T cells against A/H3N2 or B - Victoria strain GMFR at Day 7 NanoFlu induced substantially higher fold - rises of IFN - γ + CD4+ T cells as compared to Fluzone HD, Flublok , or FLUAD based on comparable literature estimates 5.1 1.6 1.2 2.0 2.6 1.8 7.9 2.5 1.7 2.2 1.4 2.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 NanoFlu Fluzone Quad FluQuadri Fluzone HD Flublok Fluad NanoFlu Fluzone Quad FluQuadri Fluzone HD Flublok Fluad qNIV-E-301 Cowling et al qNIV-E-301 Cowling et al A/Kansas (E301) or A/Switzerland (Cowling) (H3N2) B/Maryland (E201) or B/Brisbane (Cowling) (B-Vic) Cowling 2019; DOI: 10.1093/ cid /ciz103 38 © 2022 NOVAVAX. All rights reserved. Fluzone (Sanofi Pasteur Limited / Sanofi Pasteur Limitée ); Flublok (Protein Sciences Corporation) FLUAD (Seqirus, Inc.)

PHASE 1: EGG - ADAPTED REAGENTS MAY GIVE A MISLEADING RESULT Microneutralization antibody responses (GMFRs) against egg - adapted vs. wild - type A/Singapore A/H3N2 virus 39 © 2022 NOVAVAX. All rights reserved. Ratio of Day 21 GMTs 61% ↑ p=0.0002 3.8 3.9 3.5 2.1 0.0 1.0 2.0 3.0 4.0 5.0 180µg NanoFlu IIV3-HD 180µg NanoFlu IIV3-HD A/Singapore H3N2 (egg-adapted) A/Singapore H3N2 (wild-type) Geometric Mean Fold Titer Rise (95% CI) Ratio of Day 21 GMTs 61% ↑ p=0.0002 NanoFlu induced improved neutralization responses against wild - type vs. egg - adapted A/Singapore H3N2 viruses underscoring the problem of egg - adaptive mutations Neutralization antibody responses against wild - type circulating viruses are more clinically relevant

NanoFlu well tolerated © 2022 NOVAVAX. All rights reserved. 40 *No SAEs in either treatment group were assessed by study investigators as related to vaccine at either timepoint. Through Day 365 NanoFlu Fluzone Quad (SD) N 1333 1319 Counts (%) of Subjects with Events Any treatment emergent adverse event ( TEAE) 783 (58.7) 697 (52.8) Any Solicited TEAE 551 (41.3) 420 (31.8) Local solicited 372 (27.9) 243 (18.4) Severe local solicited 8 (0.6) 2 (0.2) Systemic Solicited 369 (27.7) 292 (22.1) Severe systemic solicited 15 (1.1) 11 (0.8) Unsolicited TEAE 469 (35.2) 466 (35.3) Severe unsolicited 75 (5.6) 59 (4.5) Severe & related unsolicited 10 (0.8) 2 (0.2) Medically - attended unsolicited 353 (26.5) 354 (26.8) Serious adverse events (SAEs)* 81 (6.1) 78 (5.9) Shinde et al. Lancet ID. 2021; DOI: 10.1016/S1473 - 3099(21)00192 - 4 PHASE 3 SAFETY DATA THROUGH DAY 365